-----------------------------------------------
                               Dated 30 March 2000

                             OFFER TO ACQUIRE SHARES



                                       By
                          SATURN COMMUNICATIONS LIMITED
                                   ("Company")
                                       To
                          TELSTRA HOLDINGS PTY LIMITED
                                    ("THPL")














                            Mallesons Stephen Jaques
                                   Solicitors

                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                           Telephone (61 2) 9296 2000
                              Fax (61 2) 9296 3999
                                  DX 113 Sydney
                                  Ref: RGP/JCK

                             Offer to Acquire Shares

Date:               30 March 2000

Offer:              By
                    SATURN COMMUNICATIONS LIMITED of 75 The Esplanade, Petone, New Zealand ("Company")
                    To
                    TELSTRA HOLDINGS PTY LIMITED (ACN 057 808 938) of 231 Elizabeth Street, Sydney NSW ("THPL")

Recitals:

               A.   TNZ is a wholly owned subsidiary of THPL.

               B. The Company offers to acquire the TNZ Shares from THPL in consideration for the issue of the Company Shares on the terms and conditions of the Merger Agreement between THPL and the Company dated on or about the date of this offer ("Merger Agreement").

Operative provisions:

1    Interpretation
--------------------------------------------------------------------------------

     1.1 Unless the contrary intention appears, words in this offer have the meaning given to them in the Merger Agreement.

     1.2  In this offer, unless the contrary intention appears:

          (a) a reference to this offer or another instrument includes any variation or replacement of either of them;

          (b) a reference to a clause or schedule is a reference to a clause of or schedule to this offer and references to this offer include any recital or schedule;

          (c)  the singular includes the plural and vice versa.

     1.3  Headings  are  inserted  for   convenience   and  do  not  affect  the
          interpretation of this agreement.

2    Particulars of Offer
--------------------------------------------------------------------------------

     2.1 The Company offers to acquire the TNZ Shares in consideration for the issue to THPL of the Company Shares on the terms and conditions set out in the Merger Agreement.

3    Acceptance of Offer
--------------------------------------------------------------------------------

     3.1  This offer may only be accepted by THPL by signing this offer.

     3.2 The agreement formed upon acceptance of this offer shall be governed by the terms and conditions set out in the Merger Agreement.


EXECUTED as an offer

SIGNED by                                          )
as authorised representative for TELSTRA           )
HOLDINGS PTY LIMITED (ACN 057 808 938)             )
in the presence of:                                )
                                                   )
/s/ David Waldie                                   )
 ................................................   )
Signature of witness                               )
                                                   )
David Waldie                                       )
 ................................................   )
Name of witness (block letters)                    )
                                                   )
1/138 Hastings PDE, Bondi                          )          /s/ Lindsay Yelland
 ................................................   )          ...............................................
Address of witness                                 )          By executing this agreement the signatory
                                                   )          warrants that the signatory is duly authorised
Lawyer                                             )          to execute this agreement on behalf of TELSTRA
 ................................................   )          HOLDINGS PTY LIMITED.
Occupation of witness                              )
                                                   )


SIGNED by                                          )
as authorised representative for SATURN            )
COMMUNICATIONS LIMITED in the                      )
presence of:                                       )
                                                   )
/s/ Sean Michael Wynne                             )
 ................................................   )
Signature of witness                               )
                                                   )
Sean Michael Wynne                                 )
 ................................................   )
Name of witness (block letters)                    )          /s/ Jack Matthews
                                                   )          ...............................................
40 Falkirk Ave., Seatown, Wellington               )          By executing this agreement the signatory
 ................................................   )          warrants that the signatory is duly authorised
Address of witness                                 )          to execute this agreement on behalf of SATURN
                                                   )          COMMUNICATIONS LIMITED.
Tel Co Manager                                     )
 ................................................   )
Occupation of witness                              )

